UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 31, 2021

THE BOEING COMPANY
(Exact name of registrant as specified in its charter)

1-442
Commission file number

Delaware			91-0425694
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

100 N. Riverside Plaza,	Chicago,	IL	60606-1596
(Address of principal executive offices)			(Zip Code)

(312)	544-2000
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 Par Value	BA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2021, the Board of Directors (the “Board”) of The Boeing Company (the “Company”) elected David L. Joyce as a director. Mr. Joyce retired from General Electric Company ("GE") as vice chair in 2020, where he also served as president and CEO of GE Aviation from 2008 to 2020. A 40-year GE veteran, Mr. Joyce joined GE Aviation in 1980 as a product engineer and spent 15 years designing and developing GE’s commercial and military engines, before serving in a variety of leadership positions in GE Aviation, including vice president and general manager of Commercial Engines. The Board has appointed him to the Aerospace Safety Committee and the Compensation Committee. Mr. Joyce will participate in the Company’s nonemployee director compensation program, which is described on pages 27 to 29 of the Company’s proxy statement for its 2021 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 5, 2021.

On August 31, 2021, Admiral Edmund P. Giambastiani Jr. informed the Company that he will retire from the Board at the end of 2021.

A copy of the Company’s press release relating to these matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 31, 2021, as part of its periodic review of corporate governance matters, the Board adopted the following amendments to the Company’s By-Laws (the “By-Laws”):
a.Amended Article II, Section 1 to designate a range for the size of the Board and authorize the Board to establish the number of directors by resolution;
b.Amended Article IV, Section 2 to clarify the timing and term of office for elected officers; and
c.Amended Article V, Section 3 to enable the Chief Executive Officer to suspend elected officers for cause.

The Board also adopted certain additional nonsubstantive changes to the By-Laws. The foregoing summary of the amendments to the By-Laws is subject to, and qualified in its entirety by, the By-Laws, as amended and restated on August 31, 2021, a copy of which is filed as Exhibit 3.2 and is incorporated herein by reference.

 Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.2	By-Laws of The Boeing Company, as amended and restated, effective August 31, 2021

99.1	Press Release issued by The Boeing Company, dated August 31, 2021

104	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/John R. Phillips
John R. Phillips
Vice President, Assistant General Counsel and Corporate Secretary

Dated: September 1, 2021